UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

February 1, 2005

Date of Report (Date of earliest event reported)

HAGGAR CORP.

(Exact name of registrant as specified in the charter)

NEVADA	0-20850	75-2187001
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

11511 Luna Road
Dallas, Texas		75234
(Address of principal executive offices)		(zip code)

(214) 352-8481

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 1, 2005, Haggar Corp. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.

The information furnished under this “Item 2.02. Results of Operations and Financial Condition “ is also intended to be furnished under “Item 7.01. Regulation FD Disclosure “ in accordance with SEC Release No. 33-8400A.

The press release sets forth information concerning the quarterly consolidated operating results of the Company for the three months ended December 31, 2004 together with projected annual consolidated operating results for the fiscal year commencing October 1, 2004, and ending September 30, 2005.  The projections for fiscal 2005 are based on the Company’s historical operating performance, current trends and the Company’s internal operating budget for 2005.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts contained in this report, including statements of the Company’s projected quarterly and annual consolidated operating results and future financial position, are forward-looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.  The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs.  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions that could affect the results of the Company or the apparel industry generally and could cause the Company’s expected results to differ materially from those expressed in this Current Report on Form 8-K.  These risks, uncertainties and assumptions include, among other things:

•                  changes in general business conditions,

•                  changes in the performance of the retail sector in general and the apparel industry in particular,

•                  seasonality of the Company’s business,

•                  changes in retailer and consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

•                  impact of competition in the apparel industry,

•                  availability and cost of raw materials,

•                  changes in laws and other regulatory actions,

•                  changes in labor relations,

•                  political and economic events and conditions domestically or in foreign jurisdictions in which the Company operates or has apparel products manufactured, including, but not limited to, acts of terrorism, war, or insurrection,

•                  unexpected judicial decisions,

•                  changes in interest rates and capital market conditions,

•                  acquisitions or dissolution of business enterprises, including the ability to integrate acquired businesses effectively,

•                  natural disasters, and

•                  unusual or infrequent items that cannot be foreseen or are not susceptible to estimation.

In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on such forward-looking statements.  The Company cautions that the quarterly and annual projections included in this report are given as of the date hereof based on currently available information.  The Company undertakes no obligation to update any such statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.  Investors should also consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 10, 2004.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of form 8-K, the information in this report furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2005

HAGGAR CORP.
(Registrant)

	By:	/s/ John W. Feray
John W. Feray
(Chief Accounting Officer)